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                                                                       Exhibit 1


                                                               TH&T DRAFT 9/9/96






                                 4,100,000 Units

                              THERMO FIBERGEN INC.

                      (Each Unit Consisting of One Share of
                     Common Stock and One Redemption Right)

                             UNDERWRITING AGREEMENT




                                                             _____________, 1996


NATWEST SECURITIES LIMITED
LEHMAN BROTHERS INC.
OPPENHEIMER & CO., INC.
         As Representatives of the several
         Underwriters named in Schedule I hereto
c/o NatWest Securities Limited
135 Bishopsgate
London EC2M3UR
England

Dear Sirs:

         Thermo Fibergen Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") 4,100,000 Units (the "Firm Units"), each Unit consisting of one share of Common Stock, $0.01 par value, of the Company (such class of stock being herein called the "Common Stock") and one redemption right to require the Company to repurchase one share of Common Stock, as further described in the Prospectus referred to below. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Units, the Company proposes to grant to the Underwriters an option to purchase up to an additional 615,000 Units (the "Option Units").

         The Company currently is a wholly owned subsidiary of Thermo Fibertek Inc., a Delaware corporation ("Fibertek"), which is, in turn, a majority-owned subsidiary of Thermo Electron Corporation, a Delaware corporation ("Thermo Electron"). The Redemption Rights are guaranteed on a subordinated basis by Thermo Electron (such guarantees being referred to herein
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as the "Guarantees"). To the extent provided herein and for good and valuable consideration, each of Fibertek and Thermo Electron has become a party to this Underwriting Agreement.

          The Firm Units and any Option Units purchased pursuant to this Agreement are referred to herein as the "Units"; the shares of Common Stock which issuable as part of the Units are referred to herein as the "Shares"; the redemption rights which are issuable as part of the Units are referred to herein as the "Redemption Rights"; and the Units, the Shares, the Redemption Rights and the Guarantees are referred to herein together as the "Securities".

         This is to confirm the agreement concerning the purchase of the Units from the Company by the Underwriters. You represent and warrant that you are acting as the representatives (the "Representatives") of the Underwriters and that you have been authorized by each of the other Underwriters to enter into this Underwriting Agreement on its behalf and to act for it in the manner herein provided.

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, FIBERTEK AND THERMO ELECTRON. The Company, Fibertek and Thermo Electron jointly and severally represent and warrant to, and agree with, each Underwriter as follows. The following representations, warranties and agreements shall be deemed to apply to each Subsidiary (as defined in Section 13) of the Company, if any, unless the context does not permit:

         (a) A joint registration statement of the Company and Thermo Electron
      on Form S-1 (File No. 333-   ) and Form S-3 (File No. 333-   ) with
      respect to the Securities (i) has been prepared by the Company and Thermo Electron in material conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) has been filed with the Commission under the Securities Act and (iii) has become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement as amended to date have been delivered by the Company to the Representatives, and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T. For purposes of this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, and including all information deemed to be a part thereof as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and


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      Regulations together with any registration statement filed by the Company and Thermo Electron pursuant to Rule 462(b) of the Rules and Regulations; and "Prospectus" means (i) the form of prospectus relating to the Units, as first filed pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations, or (ii) the term sheet or abbreviated term sheet described in Rule 434(b) of the Rules and Regulations, as first filed pursuant to paragraph (7) of Rule 424(b) of the Rules and Regulations together with the last preliminary prospectus included in the Registration Statement filed prior to the Effective Time or filed pursuant to Rule 424(a) of the Rules and Regulations that is delivered by the Company to the Underwriters for delivery to purchasers of the Units. Reference made herein to any Preliminary Prospectus or to the Prospectus or to the Registration Statement, or to any amendment or supplement to any of the foregoing, shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus or the Registration Statement (or amendment or supplement), as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. Reference made herein to any statement or document "given" or "included", or words of similar meaning, in any of the foregoing documents shall be deemed to include the documents incorporated by reference therein. In addition, for purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus

         (b) The Registration Statement contains, and any post-effective amendment to the Registration Statement filed with the Commission after the Effective Time, the Prospectus and the Prospectus as amended or supplemented will contain, all statements which are required by the Securities Act and the Rules and Regulations; at the time of filing thereof, any Preliminary Prospectus did not, and on the Effective Date, the Registration Statement did not, and any post-effective amendment to the Registration Statement filed with the Commission after the Effective Time, the Prospectus and the Prospectus as amended or supplemented will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company, Fibertek and Thermo Electron make no representation or warranty as to information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for inclusion therein. The documents incorporated by reference in the


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      Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

         (c) The accounting firms whose reports appear in the Prospectus are independent certified public accountants as required by the Securities Act and the Rules and Regulations. The historical and pro forma financial statements and schedules (including the related notes) included in the Registration Statement, any Preliminary Prospectus or the Prospectus present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby, on a historical or pro forma basis as applicable, at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles and in accordance with Regulation S-X of the Rules and Regulations.

         (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and, except as described in the Prospectus, the Company holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus.

         (e) All of the outstanding shares of Common Stock have been, and the Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. The Redemption Rights have been duly and validly authorized, and, when duly executed, issued and delivered as contemplated hereby and upon payment for the Units as provided herein, will be validly issued and outstanding, and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles and except as described in the Prospectus (with respect to certain provisions of Delaware law). Other than as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Securities pursuant to the Company's corporate charter, by-laws or other governing documents or any agreement or


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      other instrument to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied and other than as described in the Prospectus, for or relating to the registration of any shares of Common Stock or other securities of the Company. The capitalization of the Company is as set forth in the Prospectus as of the date shown, and the Units, the Shares and the Redemption Rights conform to the description thereof contained in the Prospectus. All of the outstanding shares of capital stock of each Subsidiary (as defined in Section 13) of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

         (f) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries on a consolidated basis from the date as of which information is given in the Prospectus.

         (g) The Company is not, and would not be with the giving of notice or lapse of time or both, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of the Company, or any material agreement, indenture or other instrument to which the Company is a party or by which it is bound, or to which any of its properties is subject, nor will the performance by the Company of its obligations hereunder violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, which would be material to the Company and its Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any U.S. court, governmental agency or body or any financial institution is required in connection with the consummation by the Company of the transactions contemplated by this Agreement.

         (h) This Agreement has been duly authorized, executed and delivered by the Company.

         (i) The Company owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company and its Subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims which may materially interfere with the business, properties, financial condition or results of operations of the Company and its Subsidiaries on a consolidated basis.



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         (j) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or Fibertek or Thermo Electron is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, Fibertek or Thermo Electron, contemplated against the Company, Fibertek or Thermo Electron that is required to be disclosed in the Prospectus and that is not so disclosed.

         (k) The Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject, which violation could have a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its Subsidiaries on a consolidated basis.

         (l) Except as disclosed in the Prospectus, the Company owns or possesses adequate licenses or other rights to use all intellectual property rights, including patents and trademarks, necessary to conduct its business as described or referred to in the Prospectus, except where such failure, singularly or in the aggregate, would not have a material adverse effect on the Company and its Subsidiaries on a consolidated basis, and, except as disclosed in the Prospectus, neither Thermo Electron, Fibertek nor the Company has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) rights or claims of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how, that if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect upon the Company and its Subsidiaries on a consolidated basis, and, except as disclosed in the Prospectus, all products or processes referred to in the Prospectus and relating to the business of the Company now conducted by it do not infringe upon or conflict with any right or patent, or with any discovery, invention, product or process which is the subject of any patent application known to the Company, Fibertek or Thermo Electron, in a manner which would materially and adversely affect the Company and its Subsidiaries on a consolidated basis.

         (m) Each of the Corporate Services Agreement between the Company and Thermo Electron (the "Services Agreement"), and the other agreements between the Company and Fibertek or Thermo Electron pursuant to which the Company was initially organized and capitalized (collectively, the "Organization Agreements"), and the Tax Allocation Agreement between Thermo Electron and the Company (all of the foregoing agreements being referred to herein as the "Inter-corporate Agreements") has been duly and validly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company enforceable in accordance with its terms, except as provided by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (collectively, "applicable bankruptcy laws"). The execution, delivery and performance of the Inter-corporate Agreements by the Company, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of the Company, or any agreement, indenture or other instrument to which the Company is a party or by which it is


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      bound, or to which any of its properties is subject, and do not and will not violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, which would be material to the Company and its Subsidiaries taken as a whole. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by such Inter-corporate Agreements.

         (n) Neither the Company nor Thermo Electron nor Fibertek or any other Subsidiary of Thermo Electron has taken and none of such companies shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any of the Securities to facilitate the sale or resale of the Units.

         (o) The Units, the Shares and the Redemption Rights have been approved for listing on the American Stock Exchange, subject only to official notice of issuance.

         1A. REPRESENTATIONS AND WARRANTIES OF FIBERTEK AND THERMO ELECTRON. Fibertek and Thermo Electron each represent and warrant to, and agree with, each Underwriter that:

         (a) Each of Fibertek and Thermo Electron has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on Thermo Electron and its Subsidiaries taken as a whole.

         (b) There has not been any material adverse change in, or any adverse development which materially affects, the condition (financial or other), results of operations, business or prospects of Thermo Electron and its Subsidiaries taken as a whole, from the date as of which information is given in the most recent quarterly or annual report filed by Thermo Electron pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except any as may have been disclosed to the public.

         (c) Except as may be described in their filings under the Exchange Act, neither Fibertek nor Thermo Electron is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby, including the issuance of the Guarantees by Thermo Electron, result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of Fibertek or Thermo Electron, or any material agreement, indenture or other instrument to which Fibertek or Thermo Electron is a party or by which any of them is bound, or to which any of their properties is subject,


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      nor will the performance by Fibertek or Thermo Electron of its obligations hereunder, including the issuance of the Guarantees by Thermo Electron, violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over Fibertek or Thermo Electron or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Fibertek or Thermo Electron, which would be material to Thermo Electron and its Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by Fibertek and Thermo Electron of the transactions contemplated by this Agreement, including the issuance by Thermo Electron of the Guarantees.

         (d) This Agreement has been duly authorized, executed and delivered by Fibertek and Thermo Electron.

         (e) Fibertek owns, and will own as of each Closing Date (as defined below), of record and beneficially, the number of shares of Common Stock of the Company set forth in the Prospectus, free and clear of any liens, encumbrances, claims or restrictions, except that certain of such shares are reserved for issuance pursuant to stock option and other benefit plans under which options to purchase Common Stock of the Company owned by Fibertek are granted to certain employees, directors or consultants of Thermo Electron and its Subsidiaries.

         (f) The most recent Annual Report on Form 10-K of Fibertek and of Thermo Electron and any subsequent reports filed pursuant to the Exchange Act complied as of the date thereof in all material respects with the Exchange Act and the rules and regulations thereunder.

         (g) The transfer by Fibertek to the Company of certain stock and/or assets, as described in the Prospectus and in the Organization Agreements, has been completed by all required corporate and other action. Each of the Inter-corporate Agreements to which Fibertek is a party has been duly and validly authorized, executed and delivered by Fibertek and is the valid and binding agreement of Fibertek enforceable in accordance with its terms, except as provided by applicable bankruptcy laws. The execution, delivery and performance of each of the Inter-corporate Agreements to which Fibertek is a party by Fibertek, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of Fibertek, or any agreement, indenture or other instrument to which Fibertek is a party or by which it is bound, or to which any of its properties is subject, and do not and will not violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over Fibertek or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Fibertek, which would


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      be material to Fibertek. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by Fibertek of the transactions contemplated by the Inter-corporate Agreements to which Fibertek is a party, except such as have been obtained.

         (h) The Guarantees have been duly and validly authorized, and, when duly executed, issued and delivered as contemplated hereby and upon payment for the Units as provided herein, will be validly issued and outstanding, and will constitute valid and legally binding obligations of Thermo Electron enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles. The Guarantees conform in all material respects to the description thereof contained in the Prospectus. The Services Agreement and the Tax Allocation Agreement have been duly and validly authorized, executed and delivered by Thermo Electron and are the valid and binding agreements of Thermo Electron, enforceable in accordance with their terms.

         1B. REPRESENTATIONS AND WARRANTIES OF NATWEST SECURITIES LIMITED. NatWest Securities Limited represents and agrees that (i) it has not offered or sold and will not offer or sell any Units to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Financial Services Act 1986 (the "Act"), (ii) it has complied and will comply with all applicable provisions of the Act with respect to anything done by it in relation to the Units in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Units, other than any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by listing rules under Part IV of the Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) (No. 2) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

         2. PURCHASE OF THE UNITS BY THE UNDERWRITERS. (a) Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Company agrees to issue and sell to the Underwriters the Firm Units and each of the Underwriters agrees, severally and not jointly, to purchase at a price of ______ per Unit, the number of Firm Units set forth opposite such Underwriter's name in Schedule I hereto. The Underwriters agree to offer the Firm Units to the public as set forth in the Prospectus.

                  (b) The Company hereby grants to the Underwriters an option to purchase from the Company, solely for the purpose of covering over-allotments in the sale of Firm Units, all or any portion of the Option Units for a period of thirty (30) days from the date hereof at the purchase price per Unit set forth above. Option Units shall be purchased from the Company,



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severally and not jointly, for the accounts of the several Underwriters in proportion to the number of Firm Units set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Units other than in 100-share quantities.

         3. DELIVERY OF AND PAYMENT FOR THE UNITS. Delivery of certificates for the Shares and the Redemption Rights comprising the Firm Units and certificates for the Shares and the Redemption Rights comprising the Option Units, if the option to purchase the same is exercised on or before the second Business Day (as defined in Section 13 hereof) prior to the First Closing Date (as defined below), to be purchased by the Underwriters from the Company and payment therefor shall be made at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 (or such other place as mutually may be agreed upon), at 10:00 A.M., Eastern time, on the third business day after the date of this Agreement (the "First Closing Date").

         The option to purchase Option Units from the Company granted in Section 2 hereof may be exercised during the term thereof by written notice to the Company from the Representatives. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised and the time and date, not earlier than either the First Closing Date or the second Business Day after the date on which the option shall have been exercised nor later than the third Business Day after the date of such exercise, as determined by the Representatives, when the Option Units are to be delivered (the "Option Closing Date"). Delivery and payment for such Option Units are to be at the offices set forth above for delivery and payment of the Firm Units. (The First Closing Date and the Option Closing Date are herein individually referred to as a "Closing Date" and collectively referred to as the "Closing Dates.")

         Delivery of certificates for the Units shall be made by or on behalf of the Company to you, for the respective accounts of the Underwriters, against payment by you, for the several accounts of the Underwriters, of the purchase price therefor by certified or official bank check payable in New York Clearing House funds to the order of the Company. The certificates for the Units shall be registered in such names and denominations as you shall have requested at least two full Business Days prior to the applicable Closing Date, and shall be made available for checking and packaging at a location in New York, New York as may be designated by you at least one full Business Day prior to such Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

         4. COVENANTS OF THE COMPANY, FIBERTEK AND THERMO ELECTRON. The Company, Fibertek and Thermo Electron, jointly and severally, covenant and agree with each Underwriter that:

         (a) The Company and Thermo Electron shall comply with the provisions of, and make all requisite filings with the Commission pursuant to, Rule 430A and Rule 424(b) of the Rules and Regulations and shall notify you promptly (in writing, if requested) of all


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      such filings. The Company shall notify you promptly of any request by the
      Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; the Company and Thermo Electron shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Units; and the Company and Thermo Electron shall not file any amendment or supplement to the Registration Statement or the Prospectus, which filing is not consented to by you after reasonable notice thereof, such consent not to be unreasonably withheld or delayed. The Company shall advise you promptly of its receipt of notice of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or the Prospectus or suspending the qualification of the Units for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company and Thermo Electron shall use their best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

         (b) The Company shall furnish to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the Underwriters such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Prospectus and all amendments and supplements to any of such documents and any document incorporated by reference in the Prospectus, in each case as soon as available and in such quantities as the Representatives may from time to time reasonably request. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Representative and counsel to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (c) Within the time during which a prospectus relating to the Units is required to be delivered under the Securities Act, the Company and Thermo Electron shall comply with all requirements imposed upon them by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Units as contemplated by the provisions hereof and by the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or to supplement the Prospectus in order to comply with the Securities Act or to file any document under the Securities Act or the

      Exchange Act, the Company shall promptly notify you and the Company and Thermo Electron shall amend the Registration Statement or supplement the Prospectus or file such document (at their expense) so as to correct such statement or omission or to effect such compliance.

         (d) The Company and Thermo Electron shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Units for sale under the laws of such jurisdictions as you shall designate, and to continue such qualifications in effect for as long as may be necessary for the distribution of the Units; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

         (e) The Company and Thermo Electron shall make generally available to their security holders (and shall deliver to the Representatives), in the manner contemplated by Rule 158(b) of the Rules and Regulations or otherwise, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs, an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the Effective Date.

         (f) The Company, Fibertek and Thermo Electron shall not, during the 180-day period following the date of the Prospectus, except with your prior written consent, offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of Common Stock (except for the issuance of shares of Common Stock pursuant to existing stock option, purchase and compensation plans, or upon conversion of any currently outstanding convertible securities described in the Prospectus, sales of shares of Common Stock by the Company to Fibertek or the issuance of shares of Common Stock as consideration for the acquisition of one or more businesses provided that such Common Stock may not be resold prior to the expiration of such 180-day period), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to existing stock option, purchase and compensation plans), otherwise than in accordance with this Agreement or as contemplated in the Prospectus. The Company, Fibertek and Thermo Electron will not permit any employee stock option, director stock option or other stock option to purchase Common Stock of the Company granted by it to be exercised, and the Common Stock issued upon exercise of the stock option to be sold, prior to the expiration of the 180-day period following the date of this Prospectus, without your prior written consent.

         (g) The Company shall take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

         (h) Whether or not this Agreement is terminated or the sale of the Units to the Underwriters is consummated, the Company shall pay or cause to be paid (A) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several

      Underwriters of the Units, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's and Thermo Electron's accountants and counsel, but excluding fees and expenses of counsel for the Underwriters) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Prospectus and any amendments or supplements of the foregoing and the printing, delivery and shipping of this Agreement and other underwriting documents, including, but not limited to, any Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements, (C) all filing fees and fees and disbursements of counsel to the Underwriters incurred in connection with qualification of the Units under state securities laws as provided in Section 4(d) hereof,
      (D) the filing fee of the National Association of Securities Dealers, Inc., (E) any applicable listing or other fees, (F) the cost of printing certificates representing the Shares and the Redemption Rights comprising the Units (including the Guarantees endorsed thereon), (G) the cost and charges of any transfer agent or registrar, and (H) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section, Section 6 and Section 8 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes due upon resale of any of the Units by them and any advertising expenses incurred in connection with any offers they may make. If the sale of the Units provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company, Fibertek or Thermo Electron to perform any agreement on its part to be performed or because any other condition of the Underwriters' obligations hereunder is not fulfilled or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Company shall reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with any investigation or preparation made by them in respect of the marketing of the Units or in contemplation of the performance by them of their obligations hereunder.

         (i) The Company shall on or prior to each Closing Date use its best efforts to cause the Units (and the Shares and Redemption Rights comprising the Units) to be purchased on such date by the Underwriters to be approved for listing on the American Stock Exchange, subject only to official notice of issuance, and shall take such action as shall be necessary to comply with the rules and regulations of the American Stock Exchange with respect to such Securities.

         (j) During a period of five years from the Effective Date, the Company and Thermo Electron shall furnish to the Representatives copies of all reports or other communications furnished to shareholders and copies of any reports or financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or Thermo Electron is listed. To the extent applicable, such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and each Closing Date (as if made at such Closing Date), of the representations and warranties of the Company, Fibertek and Thermo Electron contained herein, to the performance by the Company, Fibertek and Thermo Electron of their respective obligations hereunder and to the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof, all post-effective amendments to the Registration Statement shall have become effective, all filings required by Rule 430A and Rule 424 of the Rules and Regulations shall have been made and no such filings shall have been made without the consent of the Representatives; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued; no proceedings for the issuance of any such order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction.

                  (b) No Underwriter shall have been advised by the Company, Fibertek or Thermo Electron or shall have discovered and disclosed to the Company that the Registration Statement, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of fact which in your reasonable opinion, or in the reasonable opinion of counsel for the Underwriters, is material, or omits to state a fact which, in your reasonable opinion, or in the reasonable opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) On or prior to each Closing Date, you shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, such opinion or opinions with respect to corporate proceedings by the Company, Fibertek and Thermo Electron, the form of the Registration Statement and Prospectus (other than financial statements and other financial or statistical data), the validity of the Securities, and other related matters as you may reasonably request and such counsel shall have received such documents and information as they reasonably request to enable them to pass upon such matters.

                  (d) On each Closing Date there shall have been furnished to you the opinion (addressed to the Underwriters) of Seth H. Hoogasian, Esq., General Counsel of Thermo Electron, Fibertek and the Company, dated such Closing Date and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

         (i) Each of the Company and its Significant Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         (ii) Each of Thermo Electron and its Significant Subsidiaries (as defined in Section 13) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on Thermo Electron and its Subsidiaries taken as a whole.

         (iii) All of the outstanding shares of Common Stock have been and the Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. The authorized, issued and outstanding Common Stock is as set forth in the Prospectus. The Redemption Rights have been duly and validly authorized, and, when duly executed, issued and delivered as contemplated hereby and upon payment for the Units as provided herein, will be validly issued and outstanding, and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles, and subject to the restrictions under Section 160 of the General Corporation Law of the State of Delaware. The Guarantees have been duly and validly authorized, and, when duly executed, issued and delivered as contemplated hereby and upon payment for the Units as provided herein, will be validly issued and outstanding, and will constitute valid and legally binding obligations of Thermo Electron enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any of the Securities pursuant to the Company's corporate charter, by-laws, other governing documents, or any agreement or other instrument known to such counsel to which the Company or a Subsidiary thereof is a party or by which the Company or a Subsidiary thereof may be bound or to which any of their respective properties is subject; and, to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock except such as have been waived or satisfied, other than as described in the Prospectus. The Securities conform in all material respects to the description thereof contained in the Prospectus. All of the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of any claim, lien, encumbrance or security interest known to such counsel (except for certain obligations of the Company pursuant to stock and employee benefit plans maintained for the benefit of employees, officers, directors and consultants of the Company and its Subsidiaries).

         (iv) Each of the Company and its Subsidiaries is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of the Company or any of its Subsidiaries or, to the best knowledge of such counsel, any material agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound, or to which any of the properties of the Company or any of its Subsidiaries is subject, nor, to best of such counsel's knowledge, will the performance by the Company of its obligations hereunder violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or the properties of the Company or any of its Subsidiaries, or, to the best knowledge of such counsel, result in the creation or imposition of any lien, charge, claim or encumbrance upon the properties or assets of the Company or any of its Subsidiaries which would be material to the Company and its Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by the Company, Fibertek or Thermo Electron of the transactions contemplated by this Agreement.

         (v) Each of Thermo Electron and its Significant Subsidiaries is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of Thermo Electron or any of its Significant Subsidiaries or, except as described in the Exchange Act filings of Fibertek and Thermo Electron, to the best knowledge of such counsel, any material agreement, indenture, or other instrument to which Thermo Electron or any of its Significant Subsidiaries is a party or by which Thermo Electron or any of it Significant Subsidiaries may be bound, or to which any of the properties of Thermo Electron or any of its Significant Subsidiaries is subject, nor will the performance by Thermo Electron of its obligations hereunder, including the issuance of the Guarantees, violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over Thermo Electron or any of its Significant Subsidiaries or the properties of Thermo Electron or any of its Significant Subsidiaries, or, to the best knowledge of such counsel, result in the creation or imposition of any lien, charge, claim or encumbrance upon the properties or assets of Thermo Electron or any of its Significant Subsidiaries, which would be material to Thermo Electron and its Subsidiaries taken as a whole.

         (vi) This Agreement has been duly authorized, executed and delivered by the Company, Fibertek and Thermo Electron.

         (vii) Each of the Inter-corporate Agreements has been duly authorized, executed and delivered by Fibertek and Thermo Electron, as the case may be, and is the valid and binding agreement of each of Fibertek and Thermo Electron, enforceable in accordance with its terms except as provided by applicable bankruptcy laws. The execution, delivery and performance of each of the Inter-corporate Agreements by each of the parties thereto, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a violation of, or constitute a default under the corporate charter, by-laws or other governing documents of Fibertek or Thermo Electron, or any material agreement, indenture or other instrument known to such counsel to which Fibertek or Thermo Electron is a party or by which either of them is bound, or to which any of their properties is subject and do not and will not violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over Fibertek or Thermo Electron or any of their properties, or, to the best of such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Fibertek or Thermo Electron, which would be material to Fibertek or Thermo Electron and their respective Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or, to the knowledge of such counsel, financial institution is required in connection with the consummation by Fibertek and Thermo Electron of the transactions contemplated by the Inter-corporate Agreements.

         (viii) The Registration Statement and all post-effective amendments thereto have become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement as of the Effective Date, and the Prospectus and any amendment or supplement thereto as of their respective dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations (it being understood that such counsel need express no opinion on the financial statements or other financial and statistical data included therein); and the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (it being understood that such counsel need express no opinion on the financial statements or other financial and statistical data included therein). Such counsel has no reason to believe that (i) the Registration Statement, as of its Effective Date, or any amendment thereto, at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) the Prospectus or any supplement or amendment thereto, on such Closing Date or at the time such Prospectus or supplement or amendment thereto was issued, contains or contained any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements or other financial and statistical data included in the Registration Statement and the Prospectus).

         (ix) To the best knowledge of such counsel, all descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings, contracts and other documents are accurate in all material respects, and fairly present in all material respects the information required to be shown and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto that are not so summarized, described or filed, nor does such counsel know of any pending or threatened litigation or any governmental proceeding, statute or regulation required to be described in the Prospectus that is not so described.

         In rendering the foregoing opinion, counsel may rely, as to matters of fact, upon certificates of officers of the Company, Fibertek and Thermo Electron and certificates of public officials. Certificates so relied upon shall be furnished to you and shall be satisfactory to you and your counsel.

                  (e) There shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by the President or a Vice President and by the Treasurer or Secretary of the Company to the effect that:
(i) the representations and warranties of the Company contained in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or, to the knowledge of the signers of such certificate, threatened;
(iii) all filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; (iv) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                  (f) There shall have been furnished to you certificates, dated such Closing Date and addressed to you, signed by the President or a Vice President and by the Treasurer or Secretary of each of Fibertek and Thermo Electron to the effect that: (i) the representations and warranties of Thermo Electron or Fibertek (as applicable) contained in this Agreement are true and correct, as if made at and as of such Closing Date, and Thermo Electron and Fibertek (as applicable) has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; (ii) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                  (g) Since the Effective Time, neither the Company nor any of the Subsidiaries of the Company shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or the subject of any litigation, which is material to the Company and its Subsidiaries taken as a whole, nor shall there have been a material adverse change in the general affairs, operations, business, prospects, key personnel, capitalization, financial condition or net worth of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall render it inadvisable to proceed with the payment for and delivery of the Units.

                  (h) On the date of this Agreement and on each Closing Date you shall have received a letter from each accounting firm whose report appears in the Prospectus, dated the date of this Underwriting Agreement or such Closing Date, as the case may be, and addressed to you, confirming that they are independent certified public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of each such letter), the conclusions and findings of each such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and with respect to each letter delivered on a Closing Date confirming the conclusions and findings set forth in such prior letter.

                  (i) You shall have been furnished with such additional documents and certificates as you or counsel for the Underwriters may reasonably request.

                  (j) The Units (and the Shares and Redemption Rights comprising the Units) to be purchased on such Closing Date by the Underwriters shall be approved for listing on the American Stock Exchange, subject only to official notice of issuance.

         All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company, Fibertek and Thermo Electron shall furnish to you such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the

Underwriters hereunder may be canceled at, or at any time prior to, such Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Company, Fibertek or Thermo Electron. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

         6. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company, Fibertek and Thermo Electron, jointly and severally, shall indemnify and hold harmless each Underwriter against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement made by the Company, Fibertek or Thermo Electron in
Section 1 hereof or by Fibertek or Thermo Electron in Section 1A hereof, or (ii) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any thereof, or (B) in any "Blue Sky" application or other document executed by the Company specifically for that purpose or based upon any written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called "Blue Sky Information"), or (iii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any thereof, or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading or (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (ii) or (iii) above (provided that the Company, Fibertek and Thermo Electron shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly or indirectly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); and shall reimburse each Underwriter promptly after receipt of invoices from such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them; provided, however, that the Company, Fibertek and Thermo Electron shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of any Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any thereof, or any Blue Sky Information; and provided, further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Units to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and the Rules and Regulations, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(b).

                  (b) Each Underwriter severally, but not jointly, shall indemnify and hold harmless the Company, Fibertek and Thermo Electron against any loss, claim, damage or liability (or action in respect thereof) to which the Company, Fibertek or Thermo Electron may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any thereof, or (B) in any Blue Sky Information, or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any thereof, or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse any legal or other expenses reasonably incurred by the Company, Fibertek or Thermo Electron promptly after receipt of invoices from the Company, Fibertek or Thermo Electron in connection with investigating or defending against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the Company, Fibertek and Thermo Electron shall promptly refund them; provided, however, that such indemnification shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through you by or on behalf of such Underwriter specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it or they wish, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that the Representatives shall have the right to employ counsel to represent you and those other Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company, Fibertek or Thermo Electron under such subsection if, in your reasonable judgment, it is advisable for you and those Underwriters to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party or parties; provided, however, in no event, shall the indemnifying party or parties be responsible for the expenses of more than one separate counsel for all such indemnified parties.

         (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Fibertek and Thermo Electron on the one hand and the Underwriters on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Fibertek and Thermo Electron on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, Fibertek and Thermo Electron on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by one of the parties and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, Fibertek, Thermo Electron and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d), subject to the proviso in the last sentence of subsection (c). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in subsection
(c) hereof).

         (f) The obligations of the Company, Fibertek and Thermo Electron under this Section 6 shall be in addition to any liability which the Company, Fibertek and Thermo Electron may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to Fibertek and Thermo Electron, and each other person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         7. SUBSTITUTION OF UNDERWRITERS. If any Underwriter defaults in its obligation to purchase the number of Units which it has agreed to purchase under this Agreement, the non-defaulting Underwriters shall be obligated to purchase (in the respective proportions which the number of Units set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Units set forth in Schedule I hereto) the Units which the defaulting Underwriter agreed but failed to purchase; except that the non-defaulting Underwriters shall not be obligated to purchase any of the Units if the total number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase exceed 9.09% of the total number of Units, and any non-defaulting Underwriters shall not be obligated to purchase more than 110% of the number of Units set forth opposite its name in Schedule I hereto plus the total number of Option Units purchasable by it pursuant to the terms of Section
2. If the foregoing maximums are exceeded, the non-defaulting Underwriters, and any other underwriters satisfactory to you that so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all of the Units. If the non-defaulting Underwriters or the other underwriters satisfactory to you do not elect to purchase the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company, Fibertek or Thermo Electron except for the payment of expenses to be borne by the Company, Fibertek and Thermo Electron and the Underwriters as provided in Section 4(h) hereof and the indemnity and contribution agreements of the Company, Fibertek, Thermo Electron and the Underwriters contained in Section 6 hereof.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to you are obligated or agree to purchase the Units of a defaulting Underwriter, either you or the Company may postpone the First Closing Date for up to seven full Business Days in order to effect any changes that may be necessary in the Registration Statement or the Prospectus or in any other document or agreement, and to file promptly any amendments or any supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.

         8. TERMINATION.

         (a) Until the First Closing Date, this Agreement may be terminated by you by giving notice as hereinafter provided to the Company, if (i) the Company, Fibertek or Thermo Electron shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled, (iii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the International Stock Exchange of the United Kingdom or the over-the-counter market shall have been suspended or minimum prices shall have been established on any of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by Federal, New York, United Kingdom or Massachusetts authorities, or (v) the United States or the United Kingdom is or becomes engaged in hostilities which result in the declaration of a national emergency or war, or (vi) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States or the United Kingdom shall be such, as to, in the judgment of a majority in interest of the several Underwriters, make it inadvisable or impracticable to proceed with the delivery of the Units. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company, Fibertek, Thermo Electron or any Underwriter, except as otherwise provided in Sections 4(h) and 6 hereof.

         Any notice referred to above may be given at the address specified in
Section 10 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

         9. SURVIVAL OF INDEMNITIES, CONTRIBUTION, WARRANTIES AND
REPRESENTATIONS. The agreements contained in Section 6 and the representations, warranties and agreements of the Company, Fibertek and Thermo Electron in Sections 1, 1A and 4 shall survive the delivery of the Units to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         10. NOTICES. Except as otherwise provided in this Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company, Fibertek or Thermo Electron, such notice shall be in writing addressed to the Company, Fibertek or Thermo Electron at 81 Wyman Street, P.O. Box 9046, Waltham, Massachusetts 02254-9046, Attention: Chief Financial Officer; and (b) whenever notice is required by the provisions of the Agreement to be given to the several Underwriters, such notice shall be in writing addressed to you in care of

NatWest Securities Limited, 135 Bishopsgate, London EC2M3UR, England, Attention:
Syndicate Department.

         11. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the outside cover page, the paragraph containing stabilization information on the inside front cover page and the statements under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus, constitute the only written information furnished by or on behalf of any Underwriter referred to in paragraph (b) of Section 1 hereof and in paragraphs (a) and (b) of Section 6 hereof.

         12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, Fibertek and Thermo Electron, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Company, Fibertek and Thermo Electron contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of the Securities Act or the Exchange Act and (b) the indemnity agreement of the Underwriters contained in Section 6 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who signed the Registration Statement, and any person controlling the Company, including Fibertek and Thermo Electron. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. DEFINITION OF "BUSINESS DAY", "SUBSIDIARY" AND "SIGNIFICANT SUBSIDIARY". For purposes of this Agreement, (a) "Business Day" means any day on which the American Stock Exchange is open for trading, (b) "Subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and (c) "Significant Subsidiary" has the meaning set forth in Item 1-02(v) of the Regulation S-X of the Rules and Regulations.

         14. PERFORMANCE BY THE COMPANY. Thermo Electron and Fibertek agree to cause the Company to perform each of the agreements and obligations of the Company contained in this Agreement.

         15. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof.

         16. COUNTERPARTS. This agreement may be signed in one or more counterparts, each of which together shall constitute one and the same agreement.

         Please confirm, by signing and returning to us eight counterparts of this Agreement, that you are acting on behalf of yourselves and the other several Underwriters and that the foregoing correctly sets forth the agreement among the Company, Fibertek, Thermo Electron and the several Underwriters.


                                        Very truly yours,

                                        THERMO FIBERGEN INC.



                                        By:
                                           -------------------------------------
                                           Title:



                                        THERMO FIBERTEK INC.



                                        By:
                                           -------------------------------------
                                           Title:



                                        THERMO ELECTRON CORPORATION



                                        By:
                                           -------------------------------------
                                           Title:




Confirmed and accepted as of the
     date first above mentioned:

NATWEST SECURITIES LIMITED
LEHMAN BROTHERS INC.
OPPENHEIMER & CO., INC.
     as Representatives of the several
     Underwriters named in Schedule I hereto

By:  NATWEST SECURITIES LIMITED



By:
   -------------------------------------
        Authorized Signatory

                                   SCHEDULE I

                                                                  Number of Firm
                                                                   Units To be
         Underwriter                                                Purchased
         -----------                                                ---------
NatWest Securities Limited
Lehman Brothers Inc. .....................................
Oppenheimer & Co., Inc. ..................................

         Total ...........................................          4,100,000
                                                                    =========